UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 6, 2012

ZILLOW, INC.

(Exact name of registrant as specified in its charter)

Washington	001-35237	20-2000033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 Second Avenue, Floor 31, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)

(206) 470-7000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Pursuant to 17 CFR Part 243 (“Regulation FD”), Zillow is submitting the below information relating to its monthly unique user metrics.

In accordance with General Instruction B.2 of Form 8-K, the information under this item shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

On June 6, 2012, Zillow released monthly unique user metrics for the month of May 2012 on the Investor Relations page of Zillow’s website at http://investors.zillow.com/events.cfm (the “Zillow IR Page”). Beginning in August 2012, Zillow will only release its monthly unique user metrics on the Zillow IR Page following the close of the NASDAQ Stock Market on the fourth trading day of each month and will no longer furnish its monthly unique user metrics on a Current Report on Form 8-K filed with the Securities and Exchange Commission.

Beginning in October 2011, Zillow measures unique users with Google Analytics. Prior to October 2011, we measured monthly unique user metrics with Omniture analytical tools. We believe Google Analytics and Omniture result in materially consistent measurements of our monthly unique users. Zillow counts a unique user the first time an individual accesses one of Zillow’s websites using a web browser during a calendar month, and the first time an individual accesses Zillow’s mobile applications using a mobile device during a calendar month. If an individual accesses Zillow’s websites using different web browsers within a given month, the first access by each such web browser is counted as a separate unique user. If an individual accesses more than one of Zillow’s websites in a single month, the first access to each website is counted as a separate unique user since unique users are tracked separately for each domain. If an individual accesses Zillow’s mobile applications using different mobile devices within a given month, the first instance of access by each such mobile device is counted as a separate unique user.

The following table summarizes Zillow’s monthly unique users for Zillow’s websites and mobile applications for the periods presented:

	Monthly Unique Users for the Month Ended May 31,		2011 to 2012 % Change
	2012	2011
	(in thousands)
Unique Users	33,724	22,000	53%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2012	ZILLOW, INC.

	By:	/S/ SPENCER M. RASCOFF
	Name:	Spencer M. Rascoff
	Title:	Chief Executive Officer